UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2006

IPIX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26363	52-2213841
(State or other	(Commission	(IRS Employer
Jurisdiction of incorporation)	File Number)	Identification Number)

12120 SUNSET HILLS ROAD, SUITE 410 RESTON, VIRGINIA 20910
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (703) 674-4100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

As previously disclosed, Laban P. Jackson, Jr. resigned as a director and a member of the audit committee of our board of directors on July 6, 2006. Mr. Jackson’s departure reduced the number of members of the audit committee to two and thus caused us to become non-compliant with Rule 4350(d)(2)(A) of the Nasdaq Stock Market, which requires that every Nasdaq-listed company have an audit committee of at least three members. Nasdaq anticipates that such non-compliance may occur from time to time, and its Rule 4350(d)(4)(B) allows a company to cure a deficiency in the number of audit committee members by the earlier of the next annual shareholders meeting or one year from the departure of the audit committee member.

On July 13, 2006, we notified Nasdaq of our non-compliance with this requirement, and that we intended to fill the vacancy on the audit committee by electing a third member within the cure period permitted by Nasdaq. On July 14, 2006, Nasdaq confirmed that we were not in compliance with Nasdaq’s audit committee requirements.

On July 17, 2006, Andrew Seamons resigned as a director and a member of the audit committee of our board of directors. Mr. Seamons’ resignation reduced the number of members of the audit committee to one. On July 18, 2006, the Company notified Nasdaq of our non-compliance with Rule 4350(d)(2)(A) and its intention to fill Mr. Seamons’ vacancy within the applicable cure period provided by the Nasdaq Rules. On July 19, 2006, Nasdaq confirmed that we were not in compliance with Nasdaq’s audit committee requirements and was reviewing the Company’s eligibility for continued listing on the Nasdaq Stock Market. To facilitate this review, the Company intends to provide a specific plan and timetable to achieve compliance with the audit committee composition rule set forth in Marketplace Rule 4350(d)(2)(A) on or before August 3, 2006.

As required by Rule 4803(a), the Company issued a press release regarding this issue.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL.

Effective July 14, 2006, David Wilds resigned as director of IPIX Corporation.

As disclosed above, Andrew Seamons resigned as director of IPIX Corporation effective July 17, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPIX CORPORATION

Dated: July 19, 2006                     /s/ Clara M. Conti
Clara M. Conti
Chief Executive Officer and President

Exhibit 99.1

FOR IMMEDIATE RELEASE July 19, 2006 Contact: Stephanie Kantor Holtzman stephanie.holtzman@ipix.com (703) 674-4151

IPIX ANNOUNCES BOARD MEMBERS’ RESIGNATION AND NASDAQ LISTING CONSIDERATIONS

Reston, VA -July 19, 2006—IPIX Corporation (NASDAQ: IPIX), a premier supplier of advanced, 360˚ visual business intelligence solutions, announced today that David Wilds, Chairman, and Andrew Seamons have resigned from the IPIX Board of Directors.

As previously disclosed, Laban P. Jackson, Jr. resigned as a director and a member of the audit committee of our board of directors on July 6, 2006. Mr. Jackson’s departure reduced the number of members of the audit committee to two and thus caused us to become non-compliant with Rule 4350(d)(2)(A) of the NASDAQ Stock Market, which requires that every NASDAQ-listed company have an audit committee of at least three members. NASDAQ anticipates that such non-compliance may occur from time to time, and its Rule 4350(d)(4)(B) allows a company to cure a deficiency in the number of audit committee members by the earlier of the next annual shareholders meeting or one year from the departure of the audit committee member.

On July 13, 2006, we notified NASDAQ of our non-compliance with this requirement, and that we intended to fill the vacancy on the audit committee by electing a third member within the cure period permitted by NASDAQ. On July 14, 2006, NASDAQ confirmed that we were not in compliance with NASDAQ’s audit committee requirements.

Mr. Seamons’ resignation on July 17 further reduced the number of members of the audit committee to one. On July 18, 2006, the Company notified NASDAQ of our non-compliance with Rule 4350(d)(2)(A) and its intention to fill Mr. Seamons’ vacancy within the applicable cure period provided by the NASDAQ Rules. On July 19, 2006, NASDAQ confirmed that we were not in compliance with NASDAQ’s audit committee requirements and was reviewing the Company’s eligibility for continued listing on the NASDAQ Stock Market. To facilitate this review, the Company intends to provide a specific plan and timetable to achieve compliance with the audit committee composition rule set forth in Marketplace Rule 4350(d)(2)(A) on or before August 3, 2006.

“The company is grateful for Mr. Wilds’, Mr. Jackson’s and Mr. Seamons’ long and active membership on the IPIX Board of Directors and wish them well.” said IPIX President and CEO Clara Conti.

About IPIX Corporation
IPIX Corporation is a premium provider of immersive imaging products for government and commercial applications. We combine experience, patented technology and strategic partnerships to deliver visual intelligence solutions worldwide. Our immersive, 360(degree) imaging technology has been used to create high-resolution digital still photography and video products for surveillance, visual documentation and forensic analysis. For further information, visit www.ipix.com.

This press release may contain forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbors under those sections. In some cases, you can identify forward-looking statements by terminology such as "expect," "believe," "may," "will," "plans" and "anticipate," or the negative of such terms or comparable terminology. Forward-looking statements appearing herein include statements concerning operating and profitability plans and goals and restructuring efforts, and are based on current expectations.

Actual results may differ materially from those projected in the forward-looking statements based upon a number of factors including:
1.	changes in the demand for our products and services,
2.	our third-party supplier's ability to deliver high quality components to us in a timely fashion,
3.	our ability to control or effect reductions in costs,
4.	uncertainty regarding our ability to continue as a going concern,
5.	our ability to raise additional capital and fund our continuing operations,
6.	our ability to attract and retain highly qualified personnel,
7.	our ability to design, manufacture and deliver high quality products in a timely fashion, and
8.	the burdens and costs of defending against potential infringement claims.

The matters discussed in this press release also involve risks and uncertainties described from time to time in documents filed with the Securities and Exchange Commission, including but not limited to Form 10-Ks, Form 10-K/As, Form 10-Qs, Form S-3s and Form 8-Ks (www.sec.gov).

###